Income Taxes	12 Months Ended
Dec. 31, 2021
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

11. INCOME TAXES
The provision for income taxes is:

For the years ended December 31,	2021	2020	2019
Current Tax
Canada	104	(14)	14
United States	—	1	3
Asia Pacific	171	—	—
Other International	1	—	—
Total Current Tax Expense (Recovery)	276	(13)	17
Deferred Tax Expense (Recovery)	452	(838)	(814)
	728	(851)	(797)

In 2021, the Company recorded a current tax expense primarily related to taxable income arising in Canada and Asia Pacific. The increase is due to Asia Pacific operations acquired in the Arrangement and higher earnings compared to 2020. In the fourth quarter of 2021, the Company recorded a $217 million deferred tax expense due to a limitation in the availability of certain U.S. tax attributes. In addition, the Company recorded a deferred tax expense of $106 million due to a rate change associated with provincial allocations.
In 2020, a deferred tax recovery was recorded due to an impairment of the Borger CGU, impairments in the Conventional segment and current period operating losses that will be carried forward, excluding unrealized foreign exchange gains and losses on long-term debt. In 2020, the Government of Alberta accelerated the reduction in the provincial corporate tax rate from 12 percent to eight percent.
In 2019, the Government of Alberta enacted a reduction in the provincial corporate tax rate from 12 percent to eight percent over four years. As a result, the Company recorded a deferred income tax recovery of $671 million for the year ended December 31, 2019. In addition, the Company recorded a deferred income tax recovery of $387 million due to an internal restructuring of the Company’s U.S. operations resulting in a step-up in the tax basis of the Company’s refining assets.
The following table reconciles income taxes calculated at the Canadian statutory rate with the recorded income taxes:

For the years ended December 31,	2021	2020	2019
Earnings (Loss) From Operations Before Income Tax	1,315	(3,230)	1,397
Canadian Statutory Rate	23.7%	24.0%	26.5%
Expected Income Tax Expense (Recovery) From Operations	312	(775)	370
Effect on Taxes Resulting From:
Statutory and Other Rate Differences	3	19	(52)
Non-Taxable Capital (Gains) Losses	63	(42)	(38)
Non-Recognition of Capital (Gains) Losses	27	(42)	(39)
Adjustments Arising From Prior Year Tax Filings	(5)	(8)	4
Recognition of U.S. Tax Basis	—	—	(387)
U.S. Tax Attribute Limitation	217	—	—
Impact of Rate Changes	106	(7)	(671)
Other	5	4	16
Total Tax Expense (Recovery) From Operations	728	(851)	(797)
Effective Tax Rate	55.4%	26.3%	(57.1)%
The final purchase price allocation of the Arrangement includes net deferred tax assets of $1.1 billion as at January 1, 2021. The net deferred tax assets consists of $1.1 billion related to the Company’s operations in the Canadian jurisdiction, $359 million related to U.S. operations, offset by a tax liability of $444 million related to Asia Pacific activities. The Canadian deferred tax asset has been offset against the Canadian deferred tax liability.
The breakdown of deferred income tax liabilities and deferred income tax assets, without taking into consideration the offsetting of balances within the same tax jurisdiction, is as follows:

For the years ended December 31,	2021	2020
Deferred Income Tax Liabilities
Deferred Income Tax Liabilities to be Settled After More Than Twelve Months	4,046	4,146
	4,046	4,146
Deferred Income Tax Assets
Deferred Income Tax Assets to be Settled Within Twelve Months	(556)	(88)
Deferred Income Tax Assets to be Settled After More Than Twelve Months	(898)	(860)
	(1,454)	(948)
Net Deferred Income Tax Liability	2,592	3,198
The deferred income tax assets and liabilities to be settled within twelve months represents Management’s estimate of the timing of the reversal of temporary differences and may not correlate to the current income tax expense of the subsequent year.
The movement in deferred income tax liabilities and assets, without taking into consideration the offsetting of balances within the same tax jurisdiction, is:

Deferred Income Tax Liabilities	PP&E	Risk Management	Other	Total
As at December 31, 2019	4,498	1	44	4,543
Charged (Credited) to Earnings	(367)	(1)	(22)	(390)
Charged (Credited) to OCI	(7)	—	—	(7)
As at December 31, 2020	4,124	—	22	4,146
Charged (Credited) to Earnings	(234)	—	75	(159)
Charged (Credited) to Purchase Price Allocation	59	—	—	59
As at December 31, 2021	3,949	—	97	4,046

Deferred Income Tax Assets	Unused Tax Losses	Risk Management	Other	Total
As at December 31, 2019	(225)	(1)	(285)	(511)
Charged (Credited) to Earnings	(448)	(12)	12	(448)
Charged (Credited) to OCI	14	—	(3)	11
As at December 31, 2020	(659)	(13)	(276)	(948)
Charged (Credited) to Earnings	668	1	(58)	611
Charged (Credited) to Purchase Price Allocation	(656)	1	(466)	(1,121)
Charged (Credited) to OCI	(8)	—	12	4
As at December 31, 2021	(655)	(11)	(788)	(1,454)

Net Deferred Income Tax Liabilities	Total
As at December 31, 2019	4,032
Charged (Credited) to Earnings	(838)
Charged (Credited) to OCI	4
As at December 31, 2020	3,198
Charged (Credited) to Earnings	452
Charged (Credited) to Purchase Price Allocation	(1,062)
Charged (Credited) to OCI	4
As at December 31, 2021	2,592
The deferred income tax asset of $694 million (2020 – $36 million) represents net deductible temporary differences in the U.S. jurisdiction which has been fully recognized, as the probability of realization is expected due to a forecasted taxable income. No deferred tax liability has been recognized as at December 31, 2021 and 2020 on temporary differences associated with investments in subsidiaries and joint arrangements where the Company can control the timing of the reversal of the temporary difference and the reversal is not probable in the foreseeable future.

The approximate amounts of tax pools available, including tax losses, are:

As at December 31,	2021	2020
Canada	11,167	6,540
United States	5,915	3,117
Asia Pacific	600	—
	17,682	9,657
As at December 31, 2021, the above tax pools included $1.5 billion (2020 – $1.7 billion) of Canadian federal non-capital losses and $775 million (2020 – $1.1 billion) of U.S. federal net operating losses. These losses expire no earlier than 2036.
As at December 31, 2021, the Company had Canadian net capital losses totaling $102 million (2020 – $85 million), which are available for carry forward to reduce future capital gains. The Company has not recognized $102 million (2020 – $254 million) of net capital losses associated with unrealized foreign exchange losses on its U.S. denominated debt.